UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 4, 2008
Date of Report (Date of earliest event reported)

TIB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)
(239) 263-3344
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On February 4, 2008, TIB Financial Corp.’s wholly-owned subsidiary, TIB Bank, executed salary continuation agreements with Michael D. Carrigan, Chief Executive Officer and President of TIB Bank and Stephen J. Gilhooly, Executive Vice President, Chief Financial Officer and Treasurer of TIB Financial Corp and Executive Vice President and Chief Financial Officer of TIB Bank. The agreements provide for an annual salary continuation benefit of up to 40% of each executive’s  highest annualized base compensation amount payable for a period of ten years in 120 monthly installments commencing on the first day of the month that follows the later of the of the normal retirement age of 65 or separation from service. The agreements provide for salary continuation benefits payable to the executive beginning the month following normal retirement age, subsequent to early termination and subject to vesting of 10% per year beginning on December 31, 2008. In the event of a change-in-control, the agreements provide for the payment of a projected benefit amount as defined in the agreement based upon an assumption that compensation increases 4% annually from the year of separation of service until attainment of normal retirement age. This benefit would be payable for a period of ten years in 120 monthly installments commencing on the first day of the month that follows the later of the normal retirement age of 65 or separation from service. Upon death or disability, the agreements provide for an annual benefit equal to 100% of the accrued amount at the end of the year prior to the executive’s death or disability, payable in 120 monthly payments beginning the first day of the month that follows the attainment of normal retirement age in the event of disability and the first day of the fourth month following the executive’s death if the executive dies prior to being fully vested in the plan. The agreements also provide for a continuation of payments to beneficiaries if the executive dies during a period of benefit payment.  A copy of the form of the salary continuation agreements is attached to this Form 8-K as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

10.1	Form of Salary Continuation Agreements for Michael D. Carrigan and Stephen J. Gilhooly dated February 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
Date: February 7, 2008	By:	/s/ Edward V. Lett
Edward V. Lett
Chief Executive Officerand President